UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2014

ESCO TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Item 2.02     Results of Operations and Financial Condition

Today, August 7, 2014, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal year 2014 third quarter financial and operating results. See Item 7.01, Regulation FD Disclosure, below.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective August 5, 2014, upon the unanimous recommendation of its Nominating and Corporate Governance Committee and by the unanimous written consent of its Board of Directors pursuant to Section 3.1 of its Bylaws, the Registrant increased the authorized size of its Board of Directors from eight to nine members and elected Mr. Vinod M. Khilnani, age 61, as a director to fill the vacancy thereby created.

Mr. Khilnani will receive compensation for his service on the Board of Directors and its Committees pursuant to the Registrant’s Compensation Plan for Non-Employee Directors, as amended, on the same basis as the Registrant’s other directors; provided that (i) his cash compensation for calendar 2014 will be prorated at 50% of a full year’s fees, and (ii) on August 5, 2014 he received a standard directors’ quarterly stock award of 900 shares for the fourth quarter of fiscal 2014.

Mr. Khilnani was designated as a Class III Director, to serve until the 2017 Annual Meeting of Shareholders and until his successor shall be duly elected and qualified. He will also serve on the Audit and Finance Committee of the Board of Directors. In order to retain equality of size among the three director classes, director James D. Woods resigned as a Class III Director and was immediately re-elected by the Board of Directors as a Class I Director, with no break in service.

In addition, Mr. Woods has notified the registrant that he will retire and resign from the Board of Directors as of October 1, 2014, effective immediately following the Committee meetings currently scheduled to be held on that date. Until his retirement, Mr. Woods will continue to serve as a member of the Audit and Finance Committee and as Chairman of the Human Resources and Compensation Committee. Pursuant to Section 3.1 of the registrant’s Bylaws, the Board of Directors has approved a reduction in the authorized size of the Board of Directors from nine to eight members, and a corresponding reduction in Class I from three to two members, effective upon Mr. Woods’ resignation.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 6, 2014, pursuant to Section 3.1 of the Registrant’s Bylaws, the Registrant’s Board of Directors unanimously voted to amend and restate the registrant’s corporate Bylaws, effective immediately. The amendments and restatement were the result of a comprehensive review of the registrant’s Bylaws for the first time in several years. In addition to changes such as rewriting numerous provisions for clarity and increasing the use of “plain English,” the amendments also included the following substantive changes, among others:

The registrant’s Articles of Incorporation contain advance notice provisions addressing the ability of shareholders to nominate directors and propose other business at meetings of shareholders and prescribing certain procedures for making these nomination or proposals. The amended Bylaws supplement the provisions of the Articles of Incorporation by requiring that the required advance notice also include additional information useful to the registrant in evaluating and responding to the nomination or proposal, including:

•	Information regarding the shareholder’s economic interests and other interests in the registrant, including derivatives, hedged positions, rights to dividends and other economic and voting interests, and interests in contracts with the registrant or its affiliates or competitors;

•	Similar information regarding the interests of the shareholder’s affiliates and associates and anyone acting in concert with the shareholder or its affiliates and associates;

•	As to any prospective nominee, information with respect to such prospective nominee’s economic interests in the registrant and any arrangements between such prospective nominee and the proposing shareholder; and

•	As to proposals other than nominations, a full description of the proposal including its text, and a description of all agreements and arrangements between the proposing shareholder and any other person in connection with the proposal.

The amended Bylaws also require any prospective director nominee (including management nominees) to complete a questionnaire (which the registrant expects will be substantially the same as the annual questionnaire which all incumbent directors are required to complete), regarding the background and qualification of the nominee (and any person or entity on whose behalf the nomination is made), and require each nominee (including management nominees) to provide a written representation and agreement that he or she (a) is not, and will not become, a party to any undisclosed voting commitments or compensation arrangements with respect to service as a director, and (b) will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and stock trading policies and guidelines of the registrant. The registrant also intends to require all incumbent directors to execute a similar representation and agreement on an annual basis.

All of the required information must be furnished to the registrant within the advance notice time limits currently provided in the Articles of Incorporation.

The amendments also added certain supplemental procedural requirements, including requiring that a proposing shareholder periodically update the information in the required shareholder’s notice, requiring the proponent (or a qualified representative) to appear at the meeting; and expressly empowering the Board of Directors or the presiding officer at the meeting to determine whether a nomination or proposal is being submitted in compliance with the requirements and to reject and not permit a vote on any non-compliant nomination or proposal.

The requirements for additional information provided in the amended and restated Bylaws shall not be deemed to affect any rights of shareholders to request inclusion of proposals in, or of the registrant to omit proposals from, the registrant’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, if applicable. However, solely with respect to a shareholder proposal, other than the nomination of one or more directors, that a shareholder proposes to bring before an annual meeting of shareholders, the notice requirements set forth in the registrant’s Articles of Incorporation and Bylaws shall be deemed satisfied by the shareholder if the shareholder has submitted the proposal to the registrant in compliance with Rule 14a-8 under the Exchange Act and the proposal has been included in a proxy statement that has been prepared and issued by the registrant to solicit proxies for the meeting.

The amendments also added certain other general procedural provisions regarding shareholder meetings which were not previously expressly stated in the Bylaws, including:

•	Notice and Voting: The amendments codify current practice regarding the setting of the annual meeting date, and expressly permit notice of director and shareholder meetings to be given, and voting to occur, by electronic transmission and other methods consistent with the Missouri corporation law. The amendments also clarify the voting standards for shareholder meetings.

•	Conduct: The amendments include expanded provisions expressly authorizing the Board and the presiding officer to control the conduct of a shareholder meeting.

•	Postponement: The amendments permit the Board of Directors to postpone any previously scheduled shareholder meeting for up to 90 days, upon public disclosure of such postponement, without requiring individual notice to the shareholders.

The amendments also include various other provisions customarily included in bylaws to clarify their intended interpretation, including provisions addressing consistency with applicable law and the Articles of Incorporation, the construction and definition of certain terms, and the requirements for amendment.

The amendments also removed or updated certain outdated references such as references to the initial Board of Directors and the registrant’s registered office, and make minor modifications intended to enhance the clarity of the Bylaws or conform to language used in the Missouri corporation law.

The foregoing description is qualified in its entirety by reference to Exhibit 3.1 to this Report, which is a complete copy of the registrant’s amended and restated Bylaws, and to Exhibit 3.2 to this Report, which is a marked copy of the registrant’s amended and restated Bylaws indicating the specific changes from the registrant’s Bylaws as in effect immediately prior to their amendment and restatement.

Item 7.01     Regulation FD Disclosure

Today, August 7, 2014, the Registrant is issuing a press release (Exhibit 99.1) announcing its fiscal year 2014 third quarter financial and operating results. The Registrant will conduct a related Webcast conference call today at 4:00 p.m. Central Time. This press release will be posted on the Registrant’s web site located at http://www.escotechnologies.com. It can be viewed through the “Investor Relations” page of the web site under the tab “Press Releases,” although the Registrant reserves the right to discontinue that availability at any time.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

3.1	Bylaws of the registrant, as amended and restated effective August 6, 2014

3.2	Bylaws of the registrant, as amended and restated effective August 6, 2014, marked to indicate changes from the Bylaws in effect immediately prior thereto

99.1	Press Release dated August 7, 2014 announcing quarterly earnings

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and its Exhibits only as inactive textual references, and the Registrant does not intend them to be active links to its web site. Information contained on the Registrant’s web site does not constitute part of this Form 8-K or its Exhibits.

Forward Looking Statements

Statements contained in this Form 8-K and its Exhibits regarding future events are considered “forward-looking statements” within the meaning of the safe harbor provisions of the Federal securities laws. These include, but are not necessarily limited to, statements about: the future length and terms of service, compensation and committee membership of the Registrant’s directors; the amount of the Registrant’s expected 2014 growth, tax rates, EPS from Continuing Operations – “As Adjusted” and EPS, the costs and timing of the exit and relocation of Crissair’s operations; the Registrant’s ability to increase shareholder value; the success of acquisition efforts; the success of new products and solutions; the size, number and timing of growth opportunities in the future; the specific actions initiated as a result of the Capital Allocation Strategy including but not limited to the declaration of dividends and share repurchases; the long-term success of the Registrant; and any other statements which are not strictly historical. Words such as expects, anticipates, targets, goals, projects, intends, plans, believes, estimates, variations of such words, and similar expressions are intended to identify such forward-looking statements.

Investors are cautioned that such statements are only predictions and speak only as of the date of this Report, and the Registrant undertakes no duty to update them except as may be required by applicable laws or regulations. The Registrant’s actual results in the future may differ materially from those projected in the forward-looking statements. Factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, without limitation: those described in Item 1A, Risk Factors, of the Registrant’s annual report on Form 10-K for the year ended September 30, 2013; and the other factors set forth under “Forward-Looking Statements” in Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2014.

ESCO TECHNOLOGIES INC.

By:	/s/ G.E. Muenster
G.E. Muenster
Executive Vice President
and Chief Financial Office

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Bylaws of the registrant, as amended and restated effective August 6, 2014

3.2	Bylaws of the registrant, as amended and restated effective August 6, 2014, marked to indicate changes from the Bylaws in effect immediately prior thereto

99.1	Press Release dated August 7, 2014 announcing quarterly earnings